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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13, or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) May 2, 1996



                         TELEBANC FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                   33-76930                     13-3759196
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  (State or other       (Commission File Number)            (IRS Employer
  jurisdiction of                                        Identification No.)
  incorporation)


1111 North Highland Street, Arlington, Virginia                   22201
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(Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code:            (703) 247-3700
                                                               --------------


                                 Not Applicable
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(Former name or former address, if changed since last report)



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Item 5.           Other Events

                  Agreement to Assume Deposit Liabilities. On May 2, 1996, TeleBanc Financial Corporation (the "Company") entered into an Agreement to Assume Deposit Liabilities (the "Assumption Agreement"), by and among First Commonwealth Savings Bank FSB ("First Commonwealth"), First Commonwealth Financial Corp., John C. York Jr. and the Company, to acquire certain deposit liabilities of First Commonwealth. The Assumption Agreement is attached as
Exhibit 10 hereto, and incorporated by reference herein.



                  Agreement and Plan of Merger. On May 10, 1996, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with MET Holdings Corporation ("MET Holdings"). The Merger Agreement is subject to termination by the Company on the basis of the Company's corporate investigation of MET Holdings at any time up to and including 45 days from the date of the Merger Agreement. The Merger Agreement is attached as Exhibit 2 hereto, and incorporated by reference herein.



Item 7.           Financial Statements and Exhibits

                  c.  Exhibits

                        Exhibit No.             Description



                              2        Agreement and Plan of Merger

                             10        Agreement to Assume Deposit Liabilities




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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TELEBANC FINANCIAL CORPORATION


Date:  May 20, 1996            By:    /s/ Aileen Lopez Pugh
                                      -----------------------------------------
                                         Aileen Lopez Pugh
                                         Executive Vice President and
                                            Chief Financial Officer/Treasurer


























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                                INDEX TO EXHIBITS

Exhibit
Number            Exhibit Description                                     Page
------            -------------------                                     ----

    2            Agreement and Plan of Merger . . . . . . . . . . . . . . . E-1

    10           Agreement to Assume Deposit Liabilities . . . .  . . . . . E-2


























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